UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)
(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 26, 2018, Steven J. Strobel, Senior Vice President, Chief Financial Officer of Hill-Rom Holdings, Inc. (the “Company”), notified the Company of his intention to retire from the Company following a transition period. Effective December 3, 2018, Mr. Strobel will take on a new role as senior advisor to the Company’s Chief Executive Officer (“CEO”) and he is expected to remain in such new role through November 17, 2019, his anticipated retirement date.

Following approval by the Compensation and Management Development Committee of the Board of Directors (the “Board”) of the Company, the Company entered into an Addendum to the Amended and Restated Employment Agreement (the “Addendum”) with Mr. Strobel, effective as of December 3, 2018. Pursuant to the Addendum, Mr. Strobel will continue his employment with the Company as senior advisor to the Company’s CEO through November 17, 2019. No adjustments are being made to Mr. Strobel’s existing compensation arrangements with the Company, except Mr. Strobel’s 2019 bonus will be prorated for the period starting October 1, 2018 and ending on February 28, 2019. The foregoing summary is qualified in its entirety by reference to the full text of the Addendum with Mr. Strobel, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Also on November 27, 2018, the Board appointed Barbara Bodem, age 50, as Senior Vice President, Chief Financial Officer of the Company, effective on December 3, 2018 at the time Mr. Strobel steps down from his current positions with the Company.

Ms. Bodem most recently served as Senior Vice President of Finance at Mallinckrodt plc, a global specialty pharmaceutical company. Previously, she worked as Vice President of Global Commercial Finance for Hospira, a global pharmaceutical and medical device company, from October 2013 to September 2015 and she also served in a variety of Financial roles for Eli Lilly and Company, a global pharmaceutical company. Ms. Bodem also served as a director of Invacare Corporation from August 2017 through November 2018.

There are (a) no arrangements or understandings between Ms. Bodem and any other persons pursuant to which Ms. Bodem was named an officer, (b) no transactions between Ms. Bodem and the Company that would be reportable under Item 404(a) of Regulation S-K or (c) no family relationships between Ms. Bodem and any other director or officer that would be reportable under Item 401(d) of Regulation S-K.

In connection with the appointment of Ms. Bodem as Senior Vice President, Chief Financial Officer, the Company and Ms. Bodem entered into an offer letter, an employment agreement, a change in control agreement, a limited recapture agreement and an indemnity agreement, each effective as of December 3, 2018.

Ms. Bodem’s offer letter and employment agreement provide as follows:

•	a base salary of $490,000 per year;

•
cash incentive compensation opportunity under the Company’s short-term incentive compensation program, with a target payment of 60% of base salary (the “Target Bonus”); payouts under this program range from 0% to 200% of base salary with the incentive compensation opportunity based on financial and non-financial criteria established by the Compensation and Management Development Committee of the Board;

•
eligibility to participate in the Company’s stock-based long-term incentive compensation program providing for annual grants of restricted stock units, stock options and performance share units as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 19, 2018, with the total combined target grant date award value for Ms. Bodem’s position currently being 225% of her base salary;

•
in part to compensate Ms. Bodem for compensation foregone at her prior employer, she will receive a sign-on cash award of $300,000, payable on the first paycheck after she has completed 60 days of employment, and subject to all regular state, federal and local withholding requirements; provided, that if Ms. Bodem voluntarily terminates her employment with the Company within eighteen (18) months of her start date, she will be required to repay the full amount of this sign-on cash award;

•
in order to compensate Ms. Bodem for the value of the outstanding unvested equity awards that she will forfeit upon termination of employment with her prior employer, Ms. Bodem will be granted a one-time sign-on equity award of restricted stock units with an award date value of $735,000; the number of shares of restricted stock units will be determined based on the stock price on Ms. Bodem’s effective start date of December 3, 2018; one-third of this award will vest on the day after each of the first, second and third anniversary of the start date;

•
one-year term of employment, which shall be extended automatically, on the same terms and conditions, for successive one-year periods, unless either party gives written notice to the other of its intention not to renew such employment agreement at least 180 days prior to the end of the relevant term; provided, however, that Ms. Bodem’s employment may be terminated earlier pursuant to the terms of the employment agreement;

•	non-competition/non-solicitation period is twelve (12) months for Ms. Bodem;

•
participation in and receipt of benefits and perquisites, including retirement and health and welfare benefits (such as participation in the supplemental executive retirement plan (the “SERP”)), supplemental long-term disability insurance coverage, a Company-paid Executive physical examination, and reimbursement for a portion of tax preparation and estate and financial planning services) as are available to other senior executives of the Company, subject to the terms of the applicable plan documents and generally applicable Company policies;

•
if Ms. Bodem is terminated by the Company other than for “cause,” including a termination by Ms. Bodem for “good reason” (each as defined in the employment agreement), the Company will be required to pay severance to her in an amount equal to (i) one times the sum of Ms. Bodem’s annual base salary plus her target bonus for the year in which her employment is terminated, with payments continuing over the twelve (12) months after the time of such termination, plus (ii) all other deferred compensation, payments, accrued benefits of employment or fringe benefits to which Ms. Bodem may be entitled pursuant to the express terms of compensation plan arrangements, applicable benefit plans, programs or grants or under the terms of Ms. Bodem’s employment agreement (collectively, “Accrued Benefits”);

•
Ms. Bodem will receive a pro-rated portion of the bonus for the fiscal year in which her employment terminates without cause or for good reason, based on the performance level and the number of days she was employed during such fiscal year;

•
health and similar welfare benefits will continue for twelve (12) months or until Ms. Bodem is eligible to be covered by comparable benefits of a subsequent employer, whichever is earlier, and she will be immediately vested in the SERP;

•
in the case of death or disability, the Company would not be required to make any additional payments other than (i) all Accrued Benefits to which Ms. Bodem or her estate is entitled in accordance with any applicable plans, and (ii) Ms. Bodem would be immediately vested in the SERP;

•
if Ms. Bodem retires, the Company will be required to pay her retirement benefits and all other applicable benefits pursuant to terms of such plans; the Company’s obligation to pay Ms. Bodem’s base salary, annual bonus, and long-term incentives shall cease except to the extent incentives are vested and in accordance with such plans; any outstanding restricted stock units, stock options and performance share units fully vest if Ms. Bodem retires after having reached age fifty-five (55) and completed ten (10) years of employment, so long as the grant was made more than one year prior to retirement; grants made within one year of retirement will vest on a pro-rated basis;

Ms. Bodem’s change in control agreement provides as follows:

•
payment of specified benefits upon termination of executive’s employment without “cause” or for “good reason” (each as defined in the change in control agreement) in anticipation of or within two (2) years after a Change in Control (as defined in the change in control agreement and described below); the benefits to be provided by the Company upon a Change in Control and such a termination are:

◦	a lump sum payment in cash equal to two (2) times the sum of Ms. Bodem’s annual base salary plus her target bonus;

◦
a lump sum payment in cash equal to the pro-rated portion of the bonus for the fiscal year in which Ms. Bodem’s employment terminates without cause or for good reason, based on the performance level and the number of days she was employed during such fiscal year;

◦
continued health and medical insurance for Ms. Bodem and her dependents for twenty-four (24) months, with the right to purchase continued medical insurance (at COBRA rates) from the end of this period until Ms. Bodem reaches retirement age;

◦	for a period of two (2) years following such termination, continuation of the group term life insurance program provided for Ms. Bodem immediately prior to the Change in Control; and

◦	a cash payment for certain perquisites, such as accrued and unpaid vacation;

•
in addition, in the event Ms. Bodem’s employment is terminated within two (2) years after a Change in Control, all outstanding stock options, restricted stock units and performance share units will become fully vested, with the performance share units deemed earned based on achievement of the financial performance measures at target (100%);

•	the change in control agreement does not provide for any excise tax “gross-up” payments; and

•
a “Change in Control” is defined generally as (1) the acquisition of beneficial ownership of 35% or more of the voting power of all the Company voting securities by a person or group; (2) the consummation of certain mergers or consolidations; (3) the failure of a majority of the members of the Board to consist of Current Directors (defined as any director on the date of the change in control agreement and any director whose election was approved by a majority of the then-Current Directors); (4) the consummation of a sale of substantially all of the assets of the Company; or (5) the date of approval by the shareholders of the Company of a plan of complete liquidation of the Company.

The limited recapture agreement entered into between the Company and Ms. Bodem, which is in substantially the same form as the limited recapture agreements with the Company’s other executive officers, provides for the recapture of performance-based compensation and trading profits in the event of misconduct by Ms. Bodem that leads to a material restatement of the Company’s financial statements. The form indemnity agreement was originally filed with the Company’s Form 10-K dated November 20, 2013.

The indemnity agreement entered into between the Company and Ms. Bodem, which is in substantially the same form as the indemnity agreements with the Company’s other executive officers, obligates the Company to indemnify Ms. Bodem to the full extent permitted by the laws of the State of Indiana. Indemnification is required against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense or settlement of a claim made against Ms. Bodem by reason of her service as an officer of the Company. Indemnification is not available in certain circumstances, including where Ms. Bodem derived an improper personal benefit, where a court determines that indemnification is not lawful under any applicable statute or public policy or in connection with any proceeding initiated by Ms. Bodem unless required by law, authorized by the Board or related to enforcement of the indemnity agreement. The form indemnity agreement was originally filed with the Company’s Form 10-K dated November 16, 2011.

The foregoing summaries of the offer letter, employment agreement, change in control agreement, limited recapture agreement and indemnity agreement do not purport to be complete and are subject to, and qualified in their entirety by, the complete text of the offer letter, employment agreement, change in control agreement, limited recapture agreement and indemnity agreement with Ms. Bodem, copies of which are attached to this Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, which exhibits are incorporated herein by reference.

Item 7.01.     REGULATION FD DISCLOSURE.

The Company issued a press release on November 27, 2018 announcing the leadership transition described in Item 5.02 above, which is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

10.1	Addendum to Amended and Restated Employment Agreement between Hill-Rom Holdings, Inc. and Steven J. Strobel, effective December 3, 2018
10.2	Offer Letter between Hill-Rom Holdings, Inc. and Barbara Bodem, effective December 3, 2018
10.3	Employment Agreement between Hill-Rom Holdings, Inc. and Barbara Bodem, effective December 3, 2018
10.4	Change in Control Agreement between Hill-Rom Holdings, Inc. and Barbara Bodem, effective December 3, 2018
10.5
Form of Limited Recapture Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.34 filed with the Company's Form 10-K for the year ended September 3, 2013)

10.6
Form of Indemnity Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.6 filed with the Company's Form 10-K for the year ended September 30, 2011)

99.1	Press Release of Hill-Rom Holdings, Inc. dated November 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: November 27, 2018	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President Chief Legal Officer and Secretary